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                                                                EXHIBIT 4.1


                              CERTIFICATE OF TRUST
                                       OF
                         UNION PLANTERS CAPITAL TRUST A

                  This Certificate of Trust of Union Planters Capital Trust A (the "Trust") dated December 3, 1996, is being duly executed and filed by the undersigned, as trustees, to form a business trust pursuant to the Delaware Trust Act, 12 Del. C ss.3801, et seq. The undersigned, as trustees, do hereby certify as follows:

                  1. The name of the business trust being formed hereby is "Union Planters Capital Trust A."

                  2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                  First Chicago Delaware Inc.
                  300 King Street
                  Wilmington, Delaware 19801

                  3. This Certificate of Trust shall be effective as of the date of filing.


                                                               STATE OF DELAWARE
                                                              SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 10:00 AM 12/04/1996
                                                             960354596 - 2690802

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                  IN WITNESS WHEREOF, the undersigned, being the sole trustees of the Trust, have executed this Certificate of Trust as of the date first above written.



                                           /s/ Jackson W. Moore
                                           ------------------------------------
                                           Jackson W. Moore, as Trustee


                                           /s/ John W. Parker
                                           ------------------------------------
                                           John W. Parker, as Trustee


                                           /s/ Kirk M. Walters
                                           ------------------------------------
                                           Kirk M. Walters, as Trustee


                                           FIRST CHICAGO DELAWARE INC.
                                                    as Delaware Trustee


                                           By: /s/ Steven M. Wagner
                                               --------------------------------
                                           Name: Steven M. Wagner
                                           Title:  Vice President


                                           THE FIRST NATIONAL BANK OF
                                                    CHICAGO
                                                    as Institutional Trustee


                                           By: /s/ R. J. Bruner
                                               --------------------------------
                                           Name: R. J. Bruner
                                           Title: Vice President